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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into the Company's previously filed Registration Statement File No. 333-31751.



                                         ARTHUR ANDERSEN LLP


Boston, Massachusetts
September 17, 1998